AMERICAN ANNUITY GROUP, INC.

                          1998 AGENT STOCK OPTION PLAN


     Section 1. Purpose. The purpose of the Plan is to provide a means for Agents of insurance companies owned by the Company to acquire a proprietary interest in the Company, thereby strengthening the Company's ability to attract and retain Agents.

     Section 2. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth below:

     (a) "Administrator" means the Board or a committee thereof as appointed by the Board.

     (b) "Agent" means any person who (i) is an agent, managing general agent, personal producing agent or other person, (ii) is an independent contractor, (iii) sells insurance or annuities issued by a Subsidiary of the Company and (iv) receives Commissions in connection therewith.

     (c)  "Board" shall mean the Board of Directors of the Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

     (e) "Commissions" means all commissions, overrides and other amounts earned by an Agent during a given Plan Year in connection with the sale of life insurance and annuities issued by the Company. Notwithstanding the foregoing, the Administrator for any Plan Year may further stipulate or limit the definition of the term "Commissions" for that Plan Year.

     (f) "Common Stock" shall mean the Common Stock, par value One Dollar ($1.00) per share, of the Company, and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 13 of this Plan.

     (g)  "Company"  shall  mean  American  Annuity  Group,   Inc.,  a  Delaware
          corporation and its Subsidiaries.

     (h) "Fair Market Value" with respect to the Common Stock as of any date shall mean (i) in the event the Common Stock is listed on a national securities exchange, the closing price as reported for composite transactions on that date, or, if no sales occurred on that date, then the closing price on the next preceding date on which such sales of Common Stock occurred; (ii) in the event the Common Stock is not listed on a national securities exchange, the mean between the high bid and low asked prices reported for shares of Common Stock traded over-the-counter on that date, or, if no bid and asked prices were reported on that date, then the mean between the high bid and low asked prices on the next preceding date on which such prices were reported; or (iii) in the event there are no over-the-counter prices for the Common Stock and it is not listed on a national securities exchange, the fair market value as determined by the Administrator in its discretion.

     (i) "GALIC" shall mean Great American Life Insurance Company and its successors.

     (j)  "Option" shall mean an option granted pursuant to this Plan.

     (k) "Option Price" shall mean the price at which Common Stock may be purchased under an Option, as provided in Section 7(d) of this Plan.

     (l)  "Optionee" shall mean a Participant granted an Option under the Plan.

     (m) "Participant" means an Agent who is selected to participate by the Administrator and participates in the Plan for a designated Plan Year.

     (n) "Plan" shall mean the American Annuity Group, Inc. 1998 Agent Stock Option Plan.

     (o) "Plan Year" means the calendar year, January 1 through December 31. The initial Plan Year shall commence on January 1, 1998 and terminate on December 31, 1998.

     (p) "Stock Option Agreement" shall mean the written agreement between an Optionee and the Company evidencing the grant of an Option and setting forth the terms and conditions of the grant.

     (q)  "Subsidiary"   shall  mean  any  corporation   which  qualifies  as  a
          subsidiary corporation of the Company within the meaning of Section 424 of the Code.

     Section 3. Administration of the Plan. The Plan shall be administered by the Administrator. With respect to each Plan Year, the Company may determine a method pursuant to which the Company will grant Options to Participants. Prior to each Plan Year, the Company shall announce the method by which Options will be granted, the vesting requirements for Options granted and all other provisions designated by the Administrator with respect to Options to be granted during the foregoing Plan Year.

     Section 4. Eligibility. Agents will be eligible to receive Options under the Plan by annual invitation by the Administrator. To be eligible, an Agent must have the status of an independent contractor for purposes of federal income taxes.

     Section 5. Shares Subject to the Plan.

     (a) Aggregate Number of Shares Available. Subject to the adjustments provided for in Section 13 of this Plan, the aggregate number of shares of Common Stock for which Options may be granted under the Plan shall be One Million (1,000,000) shares. Shares delivered by the Company pursuant to exercises of Options may be authorized but unissued shares of Common Stock, issued shares of Common Stock which have been reacquired by the Company, or a combination thereof, as the Board or the Administrator shall from time to time determine.

     (b) Effect of Expiration of Options.If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock subject to but not issued under such Option shall again be available for the granting of Options under the Plan.

     (c) Effect of Exercises. If all or any portion of an Option is exercised, the shares with respect to which such Option is exercised shall not thereafter be available for the granting of other Options under the Plan.

     Section 6. Stock Option Agreements. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Company and the Optionee, containing such terms and conditions, not inconsistent with the Plan, as shall be determined by the Administrator.

     Section 7. Terms and Conditions of Options. Each Option granted under the Plan shall comply with and be subject to the terms and conditions provided below, as well as such other terms and conditions as may be determined pursuant to Section 3 or by the Administrator. The related Stock Option Agreement will specify the following terms of the Option:

     (a) Number of Shares. The number of shares of Common Stock to which an Option relates shall be determined by the Administrator pursuant to the method prescribed for the relevant Plan Year and shall be specified in the related Stock Option Agreement.

     (b) Date of Grant; Exercise Period. The date of grant of any Option shall be the date on which the Administrator shall award the Option (or the earlier date, if applicable, that the Administrator specifically approves such grant) if an immediate grant of such Option is contemplated, or the date contemplated as the date of grant if the Administrator imposes a condition on the granting of such Option. Options granted under the Plan shall be for such periods as may be determined by the Administrator and set forth in the related Stock Option Agreements, subject to the provisions of Section 9 hereof.

     (c) Vesting of Options. The schedule for the vesting of Options shall be determined by the Administrator annually and will apply to all Options granted in the foregoing Plan Year.

     (d) Option Price. The price at which each Option will be granted under the Plan shall be the average of the means between the high and low sales prices of the Common Stock for the last ten consecutive trading days of a Plan Year as reported on the New York Stock Exchange Composite Tape (or the principal market on which the Common Stock is traded, if the Common Stock is not listed on that exchange at any time during such ten day period).

     Section 8. Method of Exercise; Payment of Option Price

     (a) Method of Exercise. An Option may be exercised as to any or all full shares of Common Stock as to which the Option has become exercisable in accordance with the terms of the related Stock Option Agreement and the provisions of this Plan by delivering to the Company written notice of such exercise in the manner hereinafter specified in Section 18, provided, however, that an Option may not be exercised at any one time as to less than one thousand (1,000) shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than one thousand (1,000) shares). Such written notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price for such shares. The date of exercise of an Option or portion thereof shall be the date of receipt by the Company of such written notice as determined in accordance with the provisions of Section 18 of the Plan provided, however, that for purposes of an issuance of shares upon exercise, the date of issuance shall be as soon as practicable after exercise but shall be no earlier than a date which is at least ten (10) business days after receipt of notice of exercise. Until shares are actually issued, those shares shall not be deemed outstanding for any purpose.

     (b) Payment of Option Price. Payment for shares purchased upon exercise of an Option may be made

          (i)  in cash (including a check, bank draft or money order), or

          (ii) with the approval of the Administrator, by delivering to the Company shares of Common Stock already owned by the Optionee ("Previously Held Shares") having a Fair Market Value (determined as of the day preceding the date on which the Option is exercised) equal to the Option Price of the shares of Common Stock as to which the Option is being exercised, or

          (iii)with the approval of the Administrator, by a combination of the methods described in (i) and (ii) above.

     Section 9. Termination of Agency If the Optionee's status as an Agent of the Company or a Subsidiary is terminated for any reason (including by reason of death or disability), the Optionee (or his or her heirs in the case of death) may exercise the Option, solely to the extent that such Optionee was entitled to do so at the date of such termination, at any time or from time to time within thirty (30) days after the date of such termination. In addition, the Agent will not be eligible to receive Options for the Plan Year of termination.

     Section 10. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Administrator in its discretion may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor. Notwithstanding the foregoing, however, no modification (other than adjustments as provided by Section 13 hereof) of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee.

     Section 11. Change of Control. Upon a Change of Control of GALIC, the occurrence of which shall be determined by the Board in its sole discretion, the vesting of all outstanding Options shall accelerate and all such Options shall become fully exercisable. For purposes of the Plan, a "Change of Control" shall occur when American Financial Group, Inc. ("AFG") and its affiliates collectively cease to beneficially own at least 25% of the outstanding common stock of GALIC entitled generally to vote for the election of directors.

     Section 12. Withholding Taxes. The Company shall be entitled to require, as a condition to its delivery of shares of Common Stock upon the exercise of an Option, that the Optionee pay to the Company an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto.

     Subject to the further provisions of this Section 12 and to the approval of the Administrator, an Optionee may elect to satisfy applicable withholding tax liabilities by (i) having the Company withhold from the shares of Common Stock otherwise issuable to the Optionee upon his exercise of an Option that number of shares of Common Stock having a Fair Market Value on the day preceding the date of such exercise sufficient to satisfy the amount of such tax liabilities or
(ii) delivering to the Company that number of previously held shares having a Fair Market Value on the day preceding the date of such exercise sufficient to satisfy the amount of such tax liabilities. Any such election will be irrevocable and must be made prior to the date the Option exercise becomes taxable.

     Section 13. Adjustments Upon Changes in Capitalization. The total number and character of shares available for Options under the Plan, the number and character of shares subject to outstanding Options and the Option Price shall be appropriately adjusted by the Administrator in the event of any change in the number or character of outstanding shares of Common Stock resulting from a stock dividend, subdivision or combination of shares or reclassification. In the event of a merger or consolidation of the Company or a tender offer for shares of Common Stock, the Administrator may make such adjustments with respect to Options under the Plan and take such other actions as it deems necessary or appropriate to reflect, or in anticipation of, such merger, consolidation or tender offer, including, without limitation, the substitution of new Options, the issuance of substitute options to acquire shares of the successor entity, the termination or adjustment of outstanding Options, the acceleration of Options, or the removal of limitations or restrictions on outstanding Options.

     Section 14. Nontransferability. No Option granted under the Plan shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     Section 15. No Right to Continued Status as an Agent. Nothing in this Plan or in any Option granted hereunder shall confer upon an Optionee any right to continue as an Agent of the Company or a Subsidiary nor interfere or affect in any way the right of the Company or a Subsidiary to terminate an Optionee's agency at any time for any reason.

     Section 16. Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to an Option until the date of issuance to him of a stock certificate or certificates for such shares. Upon exercise, the date of issuance shall be as soon as practicable but shall be no earlier than a date which is at least ten (10) business days after receipt of notice of issuance. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 hereof.

     Section 17. Compliance with Law and Other Conditions. The obligation of the Company to issue or deliver shares of Common Stock upon the exercise of Options shall be subject to all applicable laws, regulations, rules and approvals of applicable governmental and regulatory authorities. Notwithstanding any other provisions of this Plan or any Stock Option Agreements, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of an Option prior to the fulfillment of the following conditions:

          (i) The listing, or approval for listing upon notice of issuance, of such shares on any securities exchange on which the Common Stock is then listed;

          (ii) The registration or other qualification of such shares under any state or federal securities law or regulation which the Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (iii)The obtaining of any other consent, approval, permit or other clearance from any state or federal governmental or regulatory agency which the Administrator shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

     Section 18. Notices. Whenever any notice is required or permitted to be given under the Plan or any Stock Option Agreement, such notice must be in writing and personally delivered or sent by courier or by mail. Any such notice shall be deemed effectively given or delivered upon personal delivery or twenty-four (24) hours after delivery to a courier service which guarantees overnight delivery or five (5) days after deposit with the U.S. Post Office, by registered or certified mail, return receipt requested, postage prepaid, addressed to the person who is to receive such notice at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its or his address for receiving notices the address set forth in the Stock Option Agreement pertaining to the shares of Common Stock to which such notice relates.

     Section 19. Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board.

     Further, no such amendment, suspension or termination, other than adjustments for changes in capitalization as provided in Section 13 hereof, shall adversely affect or impair any outstanding Option without the written consent of the Optionee affected thereby.

     Section 20. Effective Date; Duration. The Plan shall become effective upon the date of its adoption by the Board. Unless earlier terminated by the Board or the Administrator pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its effective date as hereinbefore specified. No Options shall be granted under the Plan after such termination date.